MainStay VP MacKay Small Cap Core Portfolio	Summary Prospectus May 1, 2019 as revised January 31, 2020

Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus, reports to shareholders and other information about the Portfolio by going online to nylinvestments.com/vpdocuments, by calling 800-598-2019 or by sending an e-mail to MainStayShareholderServices@nylim.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2019, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Investment Objective

The Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the applicable variable annuity policy or variable universal life insurance policy prospectus for more information.

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.83%	1.08%
Waiver / Reimbursement[2]	(0.09)%	(0.09)%
Total Annual Portfolio Operating Expenses After Waivers / Reimbursements[2]	0.74%	0.99%

1. Restated to reflect current management fees. The management fee is as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

2. Restated to reflect current expense limitation arrangement. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 76	$ 256	$ 452	$ 1,017
Service Class	$ 101	$ 335	$ 587	$ 1,309

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 161% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2019, companies in the Russell 2000® Index had market capitalizations ranging from $10 million to $8.7 billion.

Investment Process: MacKay Shields LLC, the Portfolio's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by diversifying the Portfolio’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Principal Risks

You can lose money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Portfolio invests or other investments. The Portfolio may receive large purchase or redemption orders which may have adverse effects on performance if the Portfolio were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Portfolio are summarized below.

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower than that of funds that invest in other types of equity securities.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the Russell 2000® Index as its primary benchmark. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Annual Returns, Initial Class Shares
(by calendar year 2017-2018)

Best Quarter
2Q/18	9.04%
Worst Quarter
4Q/18	-21.97%

Average Annual Total Returns (for the periods ended December 31, 2018)

	Inception	1 Year	Since
			Inception
Initial Class	5/2/2016	-15.11%	5.46%
Service Class	5/2/2016	-15.32%	5.20%
Russell 2000® Index (reflects no deductions for fees, expenses, or taxes)		-11.01%	7.96%
Management

New York Life Investment Management LLC serves as the Portfolio's Manager. MacKay Shields LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Managers	Portfolio Service Date
MacKay Shields LLC	Migene Kim, Managing Director	Since 2016
	Mona Patni, Director	Since 2016
How to Purchase and Sell Shares

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. Shares of the Portfolio are also offered as underlying investments of the MainStay VP Asset Allocation Portfolios ("Asset Allocation Portfolios").

Individual investors do not transact directly with the Portfolio to purchase and redeem shares. Rather, investors select underlying investment options offered by the applicable policy. Please refer to the prospectus for the variable annuity policy or variable universal life insurance policy that offers the Portfolio as an underlying investment option for information on the allocation of premium payments and on transfers among the investment divisions of the separate account.

Tax Information

Because the Portfolio's shareholders are the separate accounts of NYLIAC or other insurance companies through which you purchased your variable annuity policy or variable universal life insurance policy and the Asset Allocation Portfolios, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to variable annuity and variable universal life insurance policy owners, consult the prospectus relating to the appropriate policy.

Compensation to Broker/Dealers and Other Financial Intermediaries

The Portfolio and/or its related companies may pay NYLIAC or other participating insurance companies, broker/dealers, or other financial intermediaries for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other financial intermediary or your sales person to recommend a policy that offers this Portfolio over another investment. Ask your individual salesperson or visit your broker/dealer’s or other financial intermediary firm’s website for more information. For additional information about these payments, please see the section entitled "The Fund and its Management" in the Prospectus.